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USAA SCIENCE & TECHNOLOGY FUND
SUPPLEMENT DATED JULY 13, 2010
TO THE FUND’S PROSPECTUS
DATED DECEMBER 1, 2009

Effective July 1, 2010, Michael Masdea joined the portfolio management team of Wellington Management Company, LLP, the Fund’s subadviser. The following information has been added to the Portfolio Managers sections of the prospectus on pages 4 and 7, respectively.

Michael T. Masdea, vice president and global industry analyst of Wellington Management, joined the firm as an investment professional in 2008. Mr. Masdea has been involved in portfolio management and securities analysis for the technology portion of the Fund since July 2010. Prior to joining Wellington Management, Mr. Masdea was an investment professional with Credit Suisse (1999 – 2008).

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